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                                 EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
Vitesse Semiconductor Corporation

     We consent to the use of our report incorporated herein by reference.

KPMG LLP
Los Angeles, CA
March 28, 2000